Exhibit 99.1

Audentes Corporate Overview

Cowen and Company 37th Annual Health Care Conference March 7, 2017

Courageous Patients. Bold Effort.

Safe Harbor

Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe” and similar expressions and variations thereof. Forward-looking statements include statements regarding the Company’s business strategy; potential growth opportunities; clinical development activities; the timing and results of Investigational New Drug application and Clinical Trial Authorisation submissions; the timing and results of preclinical studies and clinical trials; the nature and timing of potential regulatory approvals; and the likelihood of future commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements, and the timing and results of biotechnology development and potential regulatory approval is inherently uncertain. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. These forward-looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

Certain information contained in this presentation may be derived from information provided by industry sources. We believe such information is accurate and that the sources from which it has been obtained are reliable. However, we cannot guarantee the accuracy of, and have not independently verified, such information.

The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

Audentes Therapeutics

Developing gene therapy products to transform the lives of rare disease patients with limited or no treatment options

Rare disease and AAV gene therapy strategic focus Multi-product pipeline based on focused selection criteria Internal cGMP manufacturing provides core strategic advantage Proven leadership team with significant experience Preliminary clinical data from lead programs expected in 2017

Audentes Therapeutics

Experienced and Passionate Team

Matthew Patterson

President and Chief Executive Officer

Natalie Holles

Senior VP and Chief Operating Officer

Thomas Soloway

Senior VP and Chief Financial Officer

Suyash Prasad, M.D.

Senior VP and Chief Medical Officer

John Gray, Ph.D.

Senior VP, Research and Development

Mary Newman

Senior VP, Regulatory Affairs

David Nagler

Senior VP, Human Resources and Corporate Affairs

97 employees based in San Francisco Bay Area as of December 31, 2016

Focused Approach to Product Candidate Selection

VALUE DRIVERS AUDENTES APPROACH

Serious life-threatening rare diseases with limited or no

High-value targets treatment options

Monogenic diseases with well-understood biology

High potential for meaningful clinical benefits

Well-characterized vector capsids which penetrate target tissues Leading AAV science • Optimized expression constructs

In-house process science and manufacturing

Proof-of-concept in robust animal models Reduced development risk • Clear clinical efficacy measures

Opportunities for expedited development through established regulatory pathways

Robust Pipeline

AT132

AT342

AT982 (Investigator Sponsored)

AT982

AT982

AT307

Internal cGMP Manufacturing Capability

Internal cGMP manufacturing capability is a significant advantage in AAV field

Superior control over timelines, costs, and intellectual property Opportunity for rapid addition of new programs

Audentes facility established and on-line

38,000 square foot cGMP manufacturing facility in South San Francisco

2 x 500L bioreactor scale in first GMP suite

In-house QC lab for critical release assays

Additional capacity (~5,000L) possible in existing lease footprint

Planned to be capable of commercial production

Audentes cGMP Manufacturing

Leadership Position in AAV Production

Natural host for AAV

Mammalian cell- regulatory history with HEK293 Significant based production

Robust, industrial scale suspension culture system

Large-scale Facility qualified for cGMP manufacturing cGMP capacity

Production at 2 x 500L scale on-going to supply clinical trials

Continued process Next-generation production systems to optimize process yield and product quality improvements and Additional production suites expansion Larger scale bioreactors

Clinical AT132 and AT342 clinical manufacturing ongoing manufacturing status AT982 and AT307 planned to move in-house

AT132

X-LINKED MYOTUBULAR MYOPATHY

Courageous Patients. Bold Effort.

XLMTM

A Fatal Disease with no Treatment Options

Serious, life-threatening rare disease

Monogenic, well-understood biology

Target for AAV gene therapy

Clear clinical measures

Significant impairment of respiratory and neuromuscular function Estimated 50% mortality by 18 months Incidence: 1 in 50K newborn males

MTM1 gene encodes myotubularin, an enzyme required for normal development and function of skeletal muscle

AAV8 effectively penetrates skeletal muscle Muscle tissue is otherwise healthy

Respiratory function measured by maximum inspiratory pressure (MIP) Neuromuscular function as measured by validated scales Muscle biopsy

Hnia, Beggs, et al. J Clin Invest. 2011, Joshua Frase Foundation. McEntagart, 2002

A Single Treatment with AT132 Results In Dramatic Improvement & Survival in XLMTM Mouse and Dog Models

MTM1 KO Mouse Model XLMTM Canine Model

Normal Mice + Placebo, n = 10

MTM1 KO + AT132 (3 weeks), n = 8 100

MTM1 KO + AT132 (5 weeks), n = 11 Single injection of

2 x 1014 vg/kg AT132

Single injection of 2 x 1014 survival

50 Normal (n=13)

vg/kg AT132 in 3 week and 5

week old MTM1 KO mice XLMTM (n=2)

Percent XLMTM+AT132 (n=3)

Untreated MTM1 KO Mice + Placebo, n = 10

0

0 50 100 150

Normal Mice + Placebo

MTM + Placebo

MTM + AT132 Prototype

P 0.001 P 0.001

P 0.001

M. K. Childers et al., Sci Transl Med, 2014; Buj-Bello, et al. Human Molecular Genetics, 2008; Note: vector dosing numbers have been adjusted from publication as a result of improvements in titration methodology

Treatment with AT132 Results in Dramatic Improvement and Survival in XLMTM Dogs

*Dogs 3, 4 and 5, the three dogs treated in the proof-of-concept canine study, achieved a statistically significant improvement in survival.

Treatment with AT132 Results in Rapid Improvement in XLMTM Dog Treated After Symptom Onset

AT132 Development

Robust Preclinical Development Informs Phase 1/2 Clinical Study Dosing

COMPLETED STUDIES

Murine model

Dose Ranging and Biodistribution Doses: 2.5 x 1013 to 2.0 x 1014 vg/kg

Canine model

Dose Ranging and Biodistribution Doses: 3 x 1013 to 5 x 1014 vg/kg

Non-human Primates

Toxicology and Biodistribution Dose: 8 x 1014 vg/kg

KEY CONCLUSIONS

Clinically meaningful and durable efficacy

Well-tolerated up to 8 x 1014 vg/kg

Robust biodistribution and protein expression

Planned doses for clinical study: 1.0, 3.0 and 5.0 x 1014 vg/kg

Mack et al. Molecular Therapy. 2017

AT132 Development

Path to Planned Phase 1/2 Clinical Study Initiation

ACTIVITY

Regulatory Interactions

RECENSUS

Retrospective Chart Review (n=120)

INCEPTUS

Clinical Assessment and

Phase 1/2 Run-in Study (n=12 to 16)

OVERVIEW AND ACHIEVEMENTS

Pre-IND meetings held in US and EU

Orphan Drug Designation received from FDA and EMA IND filed

Ongoing XLMTM natural history study Historical control for ASPIRO Phase 1/2 study Initial presentation March 19-22; publication H2:17

Ongoing, prospective evaluation of disease presentation Longitudinal baseline and within-patient control for ASPIRO Facilitates enrollment of ASPIRO

14 patients enrolled at March 1, 2017 Preliminary data expected mid-2017

N=12, roll-over of INCEPTUS subjects Three ascending dose cohorts

4 subjects per cohort (3 active, 1 delayed-treatment control) Planned doses: 1.0, 3.0 and 5.0 x 1014 vg/kg

ASPIRO Phase 1/2 Clinical Study

Open-Label, Ascending-Dose, Safety & Preliminary Efficacy Study

AT132 Administration

Subjects from Weeks 1 – 4 Weeks 5–9

INCEPTUS Prednisolone Taper

Screening & Baseline:

CHOP INTEND Respiratory assessments Muscle biopsy

Month 3

CHOP INTEND Respiratory assessments

Month 6

CHOP INTEND Respiratory assessments Muscle biopsy

Month 12

CHOP INTEND Respiratory assessments Muscle biopsy

Extension study

AT132 for XLMTM

Opportunity Summary

Robust Preclinical POC

Consistent significant impact on muscle function and survival across two models of disease

Clear dose-dependent efficacy

Strong safety profile

Path to Approval

IND filed

Preliminary clinical data expected Q4:17

Orphan Drug Designation granted in US and EU

Potential for expedited development & review

Compelling Market Potential

Devastating rare disease with high burden of illness

No approved therapies

Potential for transformative disease impact

AT342

CRIGLER-NAJJAR SYNDROME

Courageous Patients. Bold Effort. 18

Crigler-Najjar Syndrome

A Rare Disease that Leads to Neurological Damage and Death

Serious, life-threatening rare disease

- Significant bilirubin accumulation that can lead to irreversible neurological damage and death
- Current treatments: > 12 hours/day of phototherapy, liver transplant
- Estimated incidence of 1 in 1 million newborns



Monogenic, well-understood biology

- UGT1A1 gene encodes enzyme required for bilirubin metabolism and excretion



Target for AAV gene therapy

- AAV8 effectively penetrates the liver
- Liver tissue is otherwise healthy

Clear clinical measures

- Serum bilirubin
- Time on phototherapy

Bortolussi et. al, Human Gene Therapy, 2014; Orphanet.com

AUDENTES

19

AT342 Crigler-Najjar Rapidly Mouse Reduces Model Bilirubin Levels in

A and single normalized tail vein bilirubin injection levels of AT342 for the in aduration knockout of mouse the study model rapidly reduced Previously durable effect published out to 17 study months with AAV8-UGT1A1 in a knockout mouse shows

14.0 12.0

(mg/dL) 10.0 Vehicle Control

2.5 x 1010 vg/kg (n=5) Levels 8.0 2.5 x 1011 vg/kg (n=5)

2.5 x 1012 vg/kg (n=5)

6.0

2.5 x 1013 vg/kg (n=5)

Bilirubin 4.0 Total 2.0

0.0

-7 0 14 28 42 56

Days

AT342 Development

Path to Planned Phase 1/2 Clinical Study Initiation

ACTIVITY OVERVIEW AND ACHIEVEMENTS

Pre-IND meetings held in US and EU

Regulatory Interactions Orphan Drug Designation received from FDA and EMA

IND active

Prospective evaluation of disease presentation

LUSTRO Longitudinal baseline & within-patient control for VALENS Clinical Assessment and Facilitates enrollment of VALENS

Phase 1/2 Run-in Study (n=16 to 18) Enrollment commenced Q1:17

Preliminary data expected mid-2017

VALENS Phase 1/2 Clinical Study

Open-Label, Ascending-Dose, Safety & Preliminary Efficacy Study

N=12, roll-over from LUSTRO subjects Three ascending dose cohorts

4 subjects per cohort (3 active, 1 delayed-treatment control) Planned doses: 2.5 x 1012, 1.0 x 1013, 2.5 x 1013 vg/kg

AT342 Administration

Weeks 1 – 4 Weeks 5–9

Prednisolone Taper

Subjects from

LUSTRO Normal Weeks prescribed 1 – 12 Weeks Weaning 13 – 17 phototherapy dose Extension study

Baseline Week 12 Week 18 Week 24

Initial assessments Bilirubin Bilirubin Liver biopsy

Liver biopsy Phototherapy

AT342 for Crigler-Najjar

Opportunity Summary

Robust Preclinical POC

Rapid, significant and durable reductions in bilirubin in mouse model

Established safety track record for liver-directed AAV8 therapies

Path to Approval

IND active

Preliminary clinical data expected Q4:17

Orphan Drug Designation granted in US and EU

Potential for expedited development & review

Compelling Market Potential

Devastating disease with high burden of illness

Current therapeutic options have significant limitations

Potential for transformative disease impact

AT982 POMPE DISEASE

Courageous Patients. Bold Effort.

Pompe Disease

A Rare, Severe, Progressive Neuromuscular Disease



Serious, life-threatening rare disease

- Severe muscle weakness, respiratory failure, and in infants, increased cardiac mass and heart failure
- Spectrum of disease from severe (infantile/early-onset) to more attenuated (juvenile/late-onset)
- Estimated incidence of 1 in 40K

Monogenic, well-understood biology

- Gene encodes lysosomal enzyme acid alpha-glucosidase (GAA), deficiency leads to accumulation of lysosomal glycogen

Target for AAV gene therapy

- Efficacy of ERT limited by poor cellular uptake, no neuronal exposure, and immune reaction to exogenous GAA
- AAV9 penetrates the heart, muscle and motoneurons

Clear clinical measures

- Respiratory function by MIP
- Neuromuscular function as measured by validated scales
- Muscle biopsy

Lipinksi, Shawn. Molecular Genetics and Metabolism, 2012; Lacana, et al., Amer. J. Medical Genetics, 2012; International Pompe Association, Pompe Community and United Pompe Foundation

AUDENTES

25

Improvement Treatment with in AT982 Pompe Results KO Mice In Significant

Single injection of 5 x 1012 vg/kg AT982 versus repeated bi-weekly ERT 20 mg/kg

PR Interval Restored to Normal (3 mo)

P 0.0001

P 0.05

P 0.001 P 0.01

GAA Activity

P 0.01 P 0.001 P 0.001

P 0.001

P 0.001 P 0.05

P 0.01

Falk et al, Molecular Therapy–Methods & Clinical Development,2015

Total Respiratory Cycle Time Improved (3 mo)

P 0.01

AT982 Program Overview

Leadership in AAV Gene Therapy for Pompe Disease

Sponsor Status Target

Key Clinical Objectives

Manufacturing

Intramuscular Systemic Intrathecal

Univ. of Florida Audentes Audentes

IND filed IND Enabling Proof-of-concept

Tibialis Anterior Skeletal Muscle, Heart, CNS, PNS,

CNS, PNS, Spinal Cord

Muscle Spinal Cord

Improve muscle function & Improve respiratory

GAA Activity in capability &

muscle respiratory capability

muscle function

Robust large-scale internal Robust large-scale

Completed internal

manufacturing manufacturing

BOLD holds exclusive global rights to AAV8 & AAV9 for Pompe Disease Orphan Drug Designation granted for AT982 by FDA & EMA

AT982 for Pompe

Opportunity Summary

Robust Preclinical POC

Significant, durable GAA activity

Improvement in cardiac & respiratory function

Clear improvement over ERT in Pompe mouse model

Path to Approval

IND for IM proof-of-concept study filed by University of Florida

Preliminary data from from IM POC study expected Q4:17

Orphan Drug

Designation granted in US and EU

Potential for expedited development & review

Compelling Market Potential

Devastating disease, current therapies suboptimal

Estimated $800M market in 2016 for approved product

Opportunity for clear differentiation from ERT

CATECHOLAMINERGIC AT307 POLYMORPHIC VENTRICULAR TACHYCARDIA (CPVT)

Courageous Patients. Bold Effort. 29

CASQ2-CPVT

A Life-Threatening Inherited Arrhythmia

Ventricular arrhythmias and sudden death in Serious, response to stress and/or exercise life-threatening

Prevalence estimated at > 6,000 in addressable rare disease markets with mortality of 30-50% by age 30

Monogenic,

Autosomal recessive form (CASQ2) : gene encodes calsequestrin 2, essential for well-understood normal calcium homeostasis in cardiac myocytes biology

Target for AAV9 vector capsid effectively penetrates heart tissue AAV gene therapy Heart tissue is otherwise healthy

Clear clinical Electrocardiogram during exercise stress test measures Episodes of VT and/or syncope

Cerrone et al., Circulation Cardiovascular Genetics, 2012; Napolitano et al., Circulation, 2012; Priori et al. Europace, 2013; GeneReviews: http://www.ncbi.nlm.nih.gov/books/NBK1289/

THERAPEUTICS CORPORATE PRESENTATION 30

AT307 Prototype Prevents VT in Newborn Mice and Reverses VT in Adult Mice

- A single administration of an AT307 prototype achieved:
  - Near normal levels of CASQ2 protein expression
  - Reduction in pre-arrhythmic events and ventricular tachycardia to normal levels in both newborn and adult mice

Newborn Mice


6 months
9 months
12 months
P < 0.001
P < 0.001
P < 0.001
P < 0.001
Animals with VT (%)
100
80
60
40
20
0
0/9
8/9
1/10
0/9
9/10
0/8
0/6
8/8
0/8
7/8
Normal
CPVT
CPVT + AT307 Prototype
Normal
CPVT
CPVT + AT307 Prototype
Normal
CPVT
CPVT + AT307 Prototype
CPVT + Control

Adult Mice


Resting
Epinephrine 2mg/kg
P < 0.001
P < 0.05
P < 0.001
P < 0.05
Animals with VT (%)
100
80
60
40
20
0
5/9
0/13
2/3
9/9
2/13
3/3
CPVT
CPVT + AT307 Prototype
CPVT + Control
CPVT
CPVT + AT307 Prototype
CPVT + Control

Denegri et al., Circulation, 2014

AUDENTES

31

AT307 for CASQ2-CPVT

Opportunity Summary

Path to Approval

Robust

IND planned H2:17

Proof-of-Concept

Clear efficacy measures for Phase 1/2 study Significant, durable CASQ2 expression Orphan Drug Designation granted in the US and EU Reduction in ventricular tachycardia Potential for expedited in newborn and adult development & review disease model mice

Compelling Market Potential

Devastating disease, high psychological and QOL impact

Current therapies suboptimal

Potential for transformative disease impact

FINANCIAL OVERVIEW

Courageous Patients. Bold Effort.

Financial Summary

Sep 30, 2016 cash, cash equivalents & short-term investments: $119.2M

Funded to achieve key development milestones, including:

– Preliminary data readouts from clinical studies in XLMTM, Crigler-Najjar and Pompe

– Advance AT307 (CASQ2-CPVT) through an IND filing

2015 YE Q1:16 Q2:16 Q3:16 (Audited) (Unaudited) (Unaudited) (Unaudited)

R&D Expense $20.2M $ 7.9M $11.7M $12.5M G&A Expense $ 6.5M $ 2.6M $ 2.5M $2.9M Loss from Ops. $(26.7M) $(10.5M) $(14.2M) $(15.5M)

Audentes Highlights

Industry-leading AAV gene therapy company Focus

Compelling pipeline of rare disease product candidates

Proven management team with significant rare disease and Leadership gene therapy expertise

Internal cGMP manufacturing established Manufacturing Future capacity expansion to support commercial production

? INDs for AT132, AT342 and AT982 have been filed Catalysts

? Preliminary clinical data from all three programs expected Q4:17

Audentes Corporate Overview

Cowen and Company 37th Annual Health Care Conference March 7, 2017

Courageous Patients. Bold Effort.